                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 16
Dividend Reinvestment Plan....................... 19

VTP SAR 06/98

                             LETTER TO SHAREHOLDERS

May 21, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust
as a vehicle to provide the potential
for tax-free income within your                         [PHOTO]
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income        DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In Pennsylvania, accelerating economic growth and conservative fiscal management boosted general fund balances to $403 million in 1997. As a result, Moody's Investors Services upgraded the state's general obligations debt. Overall credit prospects for state and local bonds issued in the Commonwealth of Pennsylvania are positive, reflecting healthy job growth, relatively low unemployment, and hardy tax conditions.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.

                                                           Continued on page two

    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of April 30, 1998*

AAA................   81.3%
AA.................   11.4%
A..................    3.1%
BBB................    2.8%
BB.................    1.4%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period: We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated insured securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk on the lower-rated securities. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.

                                                         Continued on page three

    Overall, we limited new acquisitions because current market yields were below the average yield of bonds in the Trust. In addition, many existing holdings had appreciated in price, and selling them would have increased the tax liability of shareholders through a capital gains distribution. These bonds had been prerefunded by their issuers and therefore repriced to their first call date, significantly increasing the price of the securities. We expect there will be opportunities to replace these bonds if interest rates continue to rise.
    The portfolio remains well diversified by sector, with heavy weightings in health care, general purpose, and public education bonds. Many health care facilities, particularly in Philadelphia, are facing increased competition and financial pressures. The majority of our health care holdings, however, are insured AAA-rated. Other sectors remain strong based on the positive state of the Commonwealth.
    The duration of the Trust, which is a measure of its sensitivity to changing interest rates, declined during the period because a number of the Trust's bonds had been prerefunded. As of April 30, the Trust's duration was 5.67 years compared with 7.55 years for the Lehman Brothers Pennsylvania Municipal Bond Index. We hope to extend the Trust's duration as opportunities arise. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

                Top Five Portfolio Sectors as of April 30, 1998*

                    Health Care....................... 24.7%
                    General Purpose................... 17.6%
                    Public Education.................. 13.0%
                    Water & Sewer...................... 9.2%
                    Higher Education................... 6.3%

                    *As a percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 1.80 percent(1). This reflects a decrease in market price per common share from $16.4375 on October 31, 1997, to $16.2500 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.98 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and Pennsylvania income taxes, this distribution rate is equivalent to a yield of 9.61 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 37.80 percent). Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1998

                                   Distribution per
                                     Common Share
                                      Dividends        Capital Gains
Nov 1997..............................  $.0810
Dec 1997..............................  $.0810             $.0084
Jan 1998..............................  $.0810
Feb 1998..............................  $.0810
Mar 1998..............................  $.0810
Apr 1998..............................  $.0810


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.


ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                            PENNSYLVANIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTP)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     1.80%
Six-month total return based on NAV(2)....................     2.43%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.98%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.61%

 SHARE VALUATIONS

Net asset value...........................................    $17.40
Closing common stock price................................   $16.250
Six-month high common stock price (01/12/98)..............  $17.4375
Six-month low common stock price (04/23/98)...............   $16.000
Preferred share rate(5)...................................    3.580%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                      Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.6%
         PENNSYLVANIA  93.6%
$9,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd).............................   6.625%   01/01/22  $  9,693,900
 1,000   Allegheny Cnty, PA Indl Dev Auth Rev Environmental
         Impt USX Corp Proj Rfdg...........................   6.100    07/15/20     1,048,800
 1,090   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized)...............   7.100    05/01/24     1,154,288
 1,755   Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd)...       *    12/01/15       692,295
 1,000   Allegheny Cnty, PA San Auth Swr Rev Ser C
         (Prerefunded @ 12/01/01) (FGIC Insd)..............   6.500    12/01/16     1,074,920
 4,070   Armstrong Cnty, PA Hosp Auth Hlth Cent Rev
         Canterbury Pl Proj Rfdg (MBIA Insd)...............   6.500    12/01/21     4,370,732
 2,675   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
         Cnty Mem Hosp Ser A...............................   7.500    11/01/16     2,828,786
 2,000   Armstrong Cnty, PA Hosp Auth Hosp Rev Saint
         Francis Med Cent Proj A Rfdg (AMBAC Insd).........   6.250    06/01/13     2,144,700
 1,310   Bangor, PA Area Sch Dist (AMBAC Insd).............   5.375    03/01/15     1,328,209
 1,000   Beaver Cnty, PA Hosp Auth Rev Med Cent of Beaver
         Cnty Inc (AMBAC Insd).............................   6.625    07/01/10     1,086,130
 5,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B.................................   6.875    10/01/17     5,396,100
 3,000   Bethlehem, PA Auth Wtr Rev (Prerefunded @
         11/15/01) (MBIA Insd).............................   6.250    11/15/21     3,197,820
 2,880   Blair Cnty, PA Hosp Auth Rev Altoona Hosp Proj
         (AMBAC Insd)......................................   6.500    07/01/22     3,118,003
 5,630   Blairsville-Saltsburg Sch Dist PA Ser 1992
         (Prerefunded @ 05/15/02) (MBIA Insd)..............   6.500    05/15/16     6,083,834
 5,000   Bristol Twp, PA Sch Dist Ser A (Prerefunded @
         02/15/02) (MBIA Insd).............................   6.625    02/15/12     5,490,200
 1,200   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/04       894,060
 2,150   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/05     1,520,136
 1,565   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/07       999,957
 1,000   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/08       606,520
 1,665   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/09       955,494
   815   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/10       440,850
 1,270   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/11       645,541
 1,030   Delaware Cnty, PA Cap Apprec Rfdg.................       *    11/15/12       491,022
 1,800   Exeter Twp, PA Sch Dist (FGIC Insd)...............       *    11/15/13       803,214
 5,200   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
         Rfdg (FHA Gtd)....................................   7.000    08/01/22     5,702,944
 4,000   Franklin Cnty, PA Indl Dev Auth Hosp Rev
         Chambersburg Hosp Proj (Prerefunded @ 07/01/02)
         (FGIC Insd).......................................   6.250    07/01/22     4,352,720
 2,500   Governor Mifflin PA Sch Dist (Prerefunded @
         02/01/02) (AMBAC Insd)............................   6.500    02/01/13     2,690,150
 2,500   Interboro Sch Dist PA Delaware Cnty Rfdg
         (Prerefunded @ 10/01/02) (MBIA Insd)..............   6.600    10/01/12     2,731,175

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                      Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$5,250   Lancaster Cnty, PA Hosp Auth Rev Lancaster Genl
         Hosp Proj Rfdg (AMBAC Insd).......................   6.125%   07/01/12  $  5,556,337
 1,600   Lancaster, PA Higher Edl Auth College Rev Franklin
         & Marshall College Proj (MBIA Insd)...............   6.700    04/15/12     1,722,080
 2,715   Langhorne Manor Boro, PA Higher Edl & Hlth Auth
         Rev Woods Sch (Connie Lee Insd)...................   6.500    11/15/14     2,880,615
 4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
         Rehab Hosp (Prerefunded @ 11/15/01)...............   7.500    11/15/21     4,482,960
 2,000   Lehigh Cnty, PA Genl Purp Auth Rev Lehigh Vly Hosp
         Inc Ser A (Prerefunded @ 07/01/02) (MBIA Insd)....   6.500    07/01/10     2,198,460
 1,000   Lower Providence Twp, PA Swr Auth Swr Rev
         (Prerefunded @ 05/01/02)..........................   6.750    05/01/22     1,086,080
 2,000   Luzerne Cnty, PA Ser B (FGIC Insd)................   6.000    09/15/11     2,074,500
 4,250   Media Boro, PA Gtd Wtr Rev Rfdg (MBIA Insd).......   6.600    01/01/22     4,601,092
 3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Abington Hosp (AMBAC Insd)....................   6.000    06/01/16     3,171,510
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj...................   7.350    11/15/05     1,089,280
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj...................   6.875    11/15/20     1,074,740
 4,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Rev
         Saint Josephs Univ (Connie Lee Insd)..............   6.500    12/15/22     4,889,790
 1,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Ser E Rfdg (MBIA Insd)............................   6.700    12/01/21     1,082,870
 5,000   North Allegheny, PA Sch Dist Ser A Rfdg (AMBAC
         Insd).............................................   6.350    11/01/12     5,358,500
 1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd).............................   6.875    11/01/19     1,144,050
   350   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd).............................................       *    09/01/09       201,957
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd).............................................       *    03/01/10       278,685
   885   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd).............................................       *    09/01/10       481,236
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd).............................................       *    03/01/11       261,630
 4,820   Northhampton Cnty, PA Hosp Auth Rev Easton Hosp
         Ser A Rfdg (MBIA Insd)............................   6.250    01/01/11     5,173,258
 9,000   Northumberland Cnty, PA Auth Comwlth Lease Rev
         Correctional Fac (MBIA Insd)......................       *    10/15/11     4,578,750
 2,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D.................................   7.050    12/01/10     2,213,600
 5,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 34B
         (FHA Gtd).........................................   7.000    04/01/24     5,358,250
 1,750   Pennsylvania Infrastructure Invt Auth Rev Pennvest
         SubSer B..........................................   6.800    09/01/10     1,916,565
 6,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia (MBIA Insd).......................   5.600    06/15/15     6,122,040
 2,750   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia Fdg Pgm (Prerefunded @
         06/15/02).........................................   6.800    06/15/12     3,005,530

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                      Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$5,700   Pennsylvania St Higher Edl Assistance Agy Student
         Ln Rev Ser C (AMBAC Insd).........................   6.400%   03/01/22  $  5,887,758
 2,660   Pennsylvania St Higher Edl Fac Auth College & Univ
         Rev Temple Univ First Ser (MBIA Insd).............   6.500    04/01/21     2,848,355
 3,000   Pennsylvania St Ser 1.............................   6.375    09/15/12     3,227,880
 1,020   Pennsylvania St Ser A (Prerefunded @ 11/15/01)....   6.500    11/15/10     1,108,760
 5,000   Philadelphia, PA Gas Wks Rev 14th Ser (FSA
         Insd).............................................   6.250    07/01/08     5,468,950
   500   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A........................   6.625    11/15/23       539,675
 2,980   Philadelphia, PA Redev Auth Hsg Rev Rfdg (GNMA
         Collateralized)...................................   6.875    02/01/24     3,173,462
   500   Pittsburgh, PA Urban Redev Mtg Rev Ser C Rfdg.....   6.500    10/01/23       532,300
 1,710   Pottstown Boro, PA Auth Swr Rev Gtd (FGIC Insd)...       *    11/01/13       764,592
   750   Reading, PA (Prerefunded @ 11/15/02) (AMBAC
         Insd).............................................   6.500    11/15/12       816,690
 5,000   Saint Mary Hosp Auth Bucks Cnty, PA Rev Franciscan
         Hlth Saint Mary Ser A (MBIA Insd).................   6.500    07/01/22     5,413,200
 2,220   Silver Spring Twp Auth, PA Swr Rev Gtd (FGIC
         Insd).............................................   6.700    07/15/21     2,327,093
 1,035   Unity Twp, PA Muni Auth Gtd Swr Rev Cap Apprec
         (AMBAC Insd)......................................       *    11/01/15       410,088
 1,750   West Allegheny, PA Sch Dist Ser AA (AMBAC Insd)...   6.250    02/01/14     1,858,850
 7,090   Westmoreland Cnty, PA (AMBAC Insd)................       *    08/01/15     2,877,831
 3,545   Westmoreland Cnty, PA (AMBAC Insd)................       *    08/01/16     1,351,141
 7,090   Westmoreland Cnty, PA (AMBAC Insd)................       *    08/01/17     2,557,434
 2,000   Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B (AMBAC
         Insd).............................................       *    08/15/12       963,640
 1,670   Yough Sch Dist, PA Cap Apprec (MBIA Insd).........       *    10/01/14       706,327
                                                                                 ------------
                                                                                  186,380,891
                                                                                 ------------
         PUERTO RICO  5.0%
 6,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser T
         (Prerefunded @ 07/01/02)..........................   6.500    07/01/22     6,579,900
 2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
         07/01/02).........................................   6.800    07/01/21     2,215,660
 1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02)..........................   6.875    07/01/21     1,110,420
                                                                                 ------------
                                                                                    9,905,980
                                                                                 ------------
TOTAL INVESTMENTS  98.6%
  (Cost $177,231,174)..........................................................   196,286,871
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%....................................     2,811,486
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $199,098,357
                                                                                 ============

*Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $177,231,174).......................  $196,286,871
Interest Receivable.........................................     3,307,282
Other.......................................................         3,833
                                                              ------------
      Total Assets..........................................   199,597,986
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........       175,130
  Investment Advisory Fee...................................       107,057
  Administrative Fee........................................        32,941
  Custodian Bank............................................        30,682
  Affiliates................................................        10,680
Trustees' Deferred Compensation and Retirement Plans........        83,884
Accrued Expenses............................................        59,255
                                                              ------------
      Total Liabilities.....................................       499,629
                                                              ------------
NET ASSETS..................................................  $199,098,357
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $50,000 per share)........................................  $ 70,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,420,972 shares issued and
  outstanding)..............................................        74,210
Paid in Surplus.............................................   109,423,100
Net Unrealized Appreciation.................................    19,055,697
Accumulated Undistributed Net Investment Income.............       530,732
Accumulated Net Realized Gain...............................        14,618
                                                              ------------
      Net Assets Applicable to Common Shares................   129,098,357
                                                              ------------
NET ASSETS..................................................  $199,098,357
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($129,098,357 divided
  by 7,420,972 shares outstanding)..........................  $      17.40
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 5,870,075
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        647,442
Administrative Fee..........................................        199,213
Preferred Share Maintenance.................................         89,504
Trustees' Fees and Expenses.................................         13,190
Custody.....................................................          5,989
Legal.......................................................          5,389
Other.......................................................         81,921
                                                                -----------
    Total Expenses..........................................      1,042,648
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,827,427
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    14,618
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     19,529,958
  End of the Period.........................................     19,055,697
                                                                -----------
Net Unrealized Depreciation During the Period...............       (474,261)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $  (459,643)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 4,367,784
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1998
                and the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         April 30, 1998    October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  4,827,427        $ 9,684,677
Net Realized Gain.....................................          14,618             84,469
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        (474,261)         4,023,876
                                                          ------------       ------------
Change in Net Assets from Operations..................       4,367,784         13,793,022
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................      (3,606,137)        (7,272,240)
  Preferred Shares....................................      (1,237,150)        (2,510,697)
                                                          ------------       ------------
                                                            (4,843,287)        (9,782,937)
                                                          ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.......................................         (62,625)            (8,015)
  Preferred Shares....................................         (21,844)            (2,776)
                                                          ------------       ------------
                                                               (84,469)           (10,791)
                                                          ------------       ------------
Total Distributions...................................      (4,927,756)        (9,793,728)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        (559,972)         3,999,294
NET ASSETS:
Beginning of the Period...............................     199,658,329        195,659,035
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $530,732 and $546,592,
  respectively).......................................    $199,098,357       $199,658,329
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                             April 30,
                                                                1998
-----------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)................  $17.472
                                                              -------
 Net Investment Income......................................     .651
 Net Realized and Unrealized Gain/Loss......................    (.063)
                                                              -------
Total from Investment Operations............................     .588
                                                              -------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders..............................     .486
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders.................................     .167
 Distributions from Net Realized Gain:
   Paid to Common Shareholders..............................     .008
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders.................................     .003
                                                              -------
Total Distributions.........................................     .664
                                                              -------
Net Asset Value, End of the Period..........................  $17.396
                                                              =======
Market Price Per Share at End of the Period.................  $16.250
Total Investment Return at Market Price (b).................    1.80%*
Total Return at Net Asset Value (c).........................    2.43%*
Net Assets at End of the Period (In millions)............... $199.1
Ratio of Expenses to Average Net Assets Applicable to Common
 Shares**...................................................    1.61%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)............................    5.53%
Portfolio Turnover..........................................       0%*

 *  Non-Annualized

 ** Ratio of Expenses to Average Net Assets Including

    Preferred Shares........................................    1.05%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                        March 27, 1992
                                                        (Commencement
                                                        of Investment
                Year Ended October 31                   Operations) to
     ------------------------------------------------    October 31,
       1997      1996      1995      1994      1993          1992
     ------------------------------------------------------------------
     $ 16.933   $16.954   $15.017   $17.889   $14.914      $14.763
     --------   -------   -------   -------   -------      -------
        1.305     1.304     1.312     1.327     1.324         .598
         .553      .040     1.997    (2.906)    2.942         .100
     --------   -------   -------   -------   -------      -------
        1.858     1.344     3.309    (1.579)    4.266         .698
     --------   -------   -------   -------   -------      -------
         .980      .996      .996      .996      .996         .415
         .338      .334      .376      .255      .282         .132
         .001      .025       -0-      .033      .010          -0-
          -0-      .010       -0-      .009      .003          -0-
     --------   -------   -------   -------   -------      -------
        1.319     1.365     1.372     1.293     1.291         .547
     --------   -------   -------   -------   -------      -------
     $ 17.472   $16.933   $16.954   $15.017   $17.889      $14.914
     ========   =======   =======   =======   =======      =======
     $16.4375   $15.625   $15.000   $12.875   $17.250      $15.000
       11.80%    11.14%    24.53%   (20.21%)   22.29%        2.72%*
        9.26%     6.10%    20.03%   (10.65%)   27.39%        2.56%*
       $199.7    $195.7    $195.8    $181.4    $202.8       $180.6
        1.64%     1.69%     1.67%     1.66%     1.60%        1.53%
        5.66%     5.76%     5.83%     6.45%     6.25%        5.09%
           2%        4%        5%        5%        4%           4%*

        1.06%     1.08%     1.05%     1.06%     1.02%        1.09%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $177,231,174; the aggregate gross unrealized appreciation is $19,055,697 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,055,697.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $29,700 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $980,300 and $2,779,255, respectively.

4. PREFERRED SHARES
The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1998, was 3.58%. During the six months ended April 30, 1998, the rates ranged from 3.440% to 4.020%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

 VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.